Date: June 25, 2001


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report included in this Form 11-K into Startec Global Communications Corporation's previously filed Registration Statement as listed:

         Form S-8             Registration Statement        No. 333-44317
              ---                                               ---------




                                                            Arthur Andersen LLP
Vienna, Virginia
June 25, 2001


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